Notes Payable - Related Party	12 Months Ended
Jan. 31, 2012
Notes Payable - Related Party [Abstract]
Notes Payable - Related Party

NOTE 9 - NOTES PAYABLE - RELATED PARTY

As discussed in Note 8 above, the Company entered into the License Agreement with MCL, a private limited liability company of which (i) Rohan Marley, one of the Company's directors, has a 33% ownership interest (and collectively with his family, has a controlling interest) and serves as a Manager, and (ii) Shane Whittle, a former chief executive officer and director of the Company, has a 29% ownership interest and serves as a Manager. In consideration for the License Agreement Amendment, the Company agreed to assume $126,000 of obligations by paying MCL $55,000, with the balance being paid, with no interest, in equal monthly installments over a period of eighteen months. The balance payable (reflected as Notes payable in the accompanying balance sheet) at January 31, 2012 is $51,275.